                                                                    EXHIBIT 10.8

                            TROPICAL SPORTSWEAR INT'L

                                   CORPORATION

                     NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                                TABLE OF CONTENTS

                                                                                                      PAGE
                                                                                                      ----
1.       PURPOSE OF PLAN...............................................................................  1

2.       DEFINITIONS...................................................................................  1

3.       LIMITS ON OPTIONS.............................................................................  2

4.       GRANTING AND TERMS OF OPTIONS.................................................................  2

5.       EFFECT OF CHANGES IN CAPITALIZATION...........................................................  4

6.       DELIVERY AND PAYMENT FOR SHARES...............................................................  5

7.       NO CONTINUATION AS A DIRECTOR AND DISCLAIMER OF RIGHTS........................................  6

8.       ADMINISTRATION................................................................................  6

9.       NO OBLIGATION TO RESERVE OR RETAIN SHARES.....................................................  6

10.      AMENDMENT OF PLAN.............................................................................  6

11.      TERMINATION OF PLAN...........................................................................  6

12.      EFFECTIVE DATE................................................................................  6

                      TROPICAL SPORTSWEAR INT'L CORPORATION

                     NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

1.       PURPOSE OF PLAN

         The purpose of this Plan is to enable Tropical Sportswear Int'l Corporation (the "Company") and its Subsidiaries to compete successfully in attracting, motivating and retaining Non-Employee Directors with outstanding abilities by making it possible for them to purchase Shares on terms that will give them a direct and continuing interest in the future success of the businesses of the Company and its Subsidiaries and encourage them to remain as directors of the Company or one or more of its Subsidiaries.

2.       DEFINITIONS

         For purposes of the Plan, except where the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

         (a) "Board" means the Board of Directors of the Company.

         (b) "Code" means the United States Internal Revenue Code of 1986, as amended.

         (c) "Effective Date" means the later of (i) the effective date of any registration statement with respect to the Shares under the Securities Exchange Act of 1934, as amended, and (ii) the time the underwriting agreement has been executed and delivered by all parties thereto, where the "underwriting agreement" is that underwriting agreement referred to in the prospectus included in such registration statement when it first became effective. Such execution and delivery shall be definitively evidenced by any certificate to such effect by any officer of the Company.

         (d) "Fair Market Value" means, with respect to a Share, if the Shares are then listed and traded on a registered national or regional securities exchange, or quoted on The National Association of Securities Dealers' Automated Quotation System (including The Nasdaq National Market), the average closing price of a Share on such exchange or quotation system for the five trading days immediately preceding the date of grant of an Option, or, if Fair Market Value is used herein in connection with any event other than the grant of an Option, then such average closing price for the five trading days immediately preceding the date of such event. If the Shares are not traded on a registered securities exchange or quoted in such a quotation system, the Board shall determine the Fair Market Value of a Share.

         (e) "Non-Employee Director" shall mean any member of the Company's Board of Directors who is not an employee of the Company or any Subsidiary at the time Options are granted to such person.

         (f) "Option" means an option granted under this Plan, which Option shall not be an incentive stock option within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute.

         (g) "Optionee" means any person who has been granted an Option which Option has not expired or been fully exercised or surrendered.

         (h) "Plan" means the Company's Non-Employee Director Stock Option Plan.

         (i) "Rule 16b-3" means Rule 16b-3 promulgated pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, or any successor rule.

         (j) "Share" means one share of voting common stock, par value $.01 per share, of the Company, and such other stock or securities that may be substituted therefor pursuant to Section hereof.

         (k) "Subsidiary" means any "subsidiary corporation" within the meaning of Section 424(f) of the Code.

3.       LIMITS ON OPTIONS

         The total number of Shares with respect to which Options may be granted under the Plan shall not exceed in the aggregate 200,000 Shares, subject to adjustment as provided in Section 5 hereof. If any Option expires, terminates or is terminated for any reason prior to its exercise in full, the Shares that were subject to the unexercised portion of such Option shall be available for future grants under the Plan.

4.       GRANTING AND TERMS OF OPTIONS

         (a) Each Non-Employee Director shall on the Effective Date automatically be granted an Option to purchase 10,000 Shares. Thereafter, on the date on which a Non-Employee Director, other than a Non-Employee Director who is serving as such on the Effective Date, is first elected or appointed as a Non-Employee Director during the existence of the Plan, such Non-Employee Director shall automatically be granted an Option to purchase 10,000 Shares.

         (b) Each Non-Employee Director (if he or she continues to serve in such capacity) shall, on the day following his or her reelection to the Board at an annual meeting of shareholders held during the time the Plan is in effect, automatically be granted an Option to purchase 10,000 Shares; provided, however, that no person shall be entitled to receive more than one such grant under this
Section 4(b) during any consecutive three-year period.

         (c) Notwithstanding the provisions of Section 4.(a) and 4.(b) hereof, Options shall be automatically granted to Non-Employee Directors under the Plan only for so long as the Plan remains in effect and a sufficient number of Shares are available hereunder for the granting of such Options.

         (d) The exercise price of each Share subject to an Option shall be equal to 100% of the Fair Market Value of the Shares on the date of grant of such Option.

         (e) Options shall not be assignable or transferable by the Optionee other than by will or by the laws of descent and distribution except that the Optionee may, with the consent of the Board of Directors, transfer without consideration Options to the Optionee's spouse, children or grandchildren (or to one or more trusts for the benefit of any such family members or to one or more partnerships in which any such family members are the only partners).

         (f) Each Option shall expire and all rights thereunder shall end at the expiration of ten (10) years after the date on which it was granted, subject in all cases to earlier expiration as provided in subsections (g) and (h) of this
Section 4.

         (g) During the life of an Optionee, an Option shall be exercisable only by such Optionee or by someone duly authorized to act for the Optionee in the case of disability or legal incompetence.

         (h) In addition to the rights granted in subsection (i) of this Section 4, if an Optionee: (i) dies while a Director of the Company; (ii) ceases to be a Director of the Company as a result of such Optionee's resignation from the Board, provided that the Company has consented in writing to such Optionee's resignation; (iii) resigns or is removed by reason of a disability; or (iv) ceases to be a Director of the Company other than as described in clauses (i),
(ii) or (iii) and other than for cause as described in the next following sentence, then such Optionee, or the duly authorized representatives of such Optionee, shall have the right, at any time prior to the end of one (1) year after the death or after such resignation of the Optionee, as the cases described in clause (i), (ii) or (iii) may be; or at any time prior to the end of one (1) month after the date on which the Optionee ceases-to-be a Director of the Company for reasons within clause (iv), but in each such case only prior to the termination of the Option pursuant to subsection (f) of this Section 4, to exercise any Option to the extent such Option was exercisable by the Optionee immediately prior to such Optionee's death, disability, resignation, or ceasing-to-be a Director of the Company as referred to in clause (iv) of the first sentence of this subsection (h), as the case may be. If the Optionee is removed as a Director of the Company for cause (as defined in the Company's Amended and Restated Articles of Incorporation, as amended from time to time) other than disability, all Options of the Optionee shall terminate immediately on the date of such removal.

         (i) The Optionee may exercise the Option (subject to the limitations on exercise set forth in subsection (f) of this Section 4), in whole or in part, as follows: (i) the Option may not be exercised to any extent prior to one (1) year following the date of grant; and (ii) the Option may be exercised to the extent of 33 1/3% of the Shares subject to such Option after one year following the date of grant and may be exercised to the extent of an additional 33 1/3% of the

Shares subject to such Option after each of the second and third years following the date of grant.

         (j) An Option may be exercised in whole at one time or in part from time to time, subject to subsection (i) of this Section 4.

         (k) Options granted pursuant to the Plan shall be evidenced by an agreement in writing setting forth the material terms and conditions of the grant, including, but not limited to, the number of Shares subject to Options.

5.       EFFECT OF CHANGES IN CAPITALIZATION

         (a) If the number of outstanding Shares is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected, in each case without receipt of consideration by the Company, a proportionate and appropriate adjustment shall be made by the Board of Directors in (i) the number and type of Shares subject to the Plan and which thereafter may be made the subject of Options under the Plan, and (ii) the number and kind of shares for which Options are outstanding, so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate option price payable with respect to Shares subject to the unexercised portion of the Options outstanding but shall include a corresponding proportionate adjustment in the option price per Share.

         (b) Subject to Section 5. (c) hereof, if the Company shall be the surviving corporation in any reorganization, merger, share exchange or consolidation of the Company with one or more other corporations or other entities, any Option theretofore granted shall pertain to and apply to the securities to which a holder of the number of Shares subject to such Option would have been entitled immediately following such reorganization, merger, share exchange or consolidation, with a corresponding proportionate adjustment of the option price per Share so that the aggregate option price thereafter shall be the same as the aggregate option price of the Shares remaining subject to the Option immediately prior to such reorganization, merger, share exchange or consolidation.

         (c) In the event of: (i) the adoption of a plan of reorganization, merger, share exchange or consolidation of the Company with one or more other corporations or other entities as a result of which the holders of the Shares as a group would receive less than fifty percent (50%) of the voting power of the capital stock or other interests of the surviving or resulting corporation or entity; (ii) the adoption of a plan of liquidation or the approval of the dissolution of the Company; (iii) the approval by the Board of an agreement providing for the sale or transfer of the assets of the Company; or (iv) the acquisition of more than twenty percent (20%) of the outstanding shares by any person within the meaning of Rule 13(d)(3) under the Securities

Exchange Act of 1934 if such acquisition is not preceded by a prior expression of approval by the Board, then, in each such case, any Option granted hereunder shall become immediately exercisable in full, subject to any appropriate adjustments in the number of Shares subject to such Option and the option price, regardless of any provision contained in the Plan with respect thereto limiting the exercisability of the Option for any length of time. Notwithstanding the foregoing, if a successor corporation or other entity as contemplated in clause
(i) or (iii) of the preceding sentence agrees to assume the outstanding Options or to substitute substantially equivalent options, then the outstanding Options issued hereunder shall not be immediately exercisable, but shall remain exercisable in accordance with the terms of the Plan and the applicable stock option agreements.

         (d) Adjustments under this Section 5 relating to Shares or securities of the Company shall be made by the Board, whose determination in that respect shall be final and conclusive. Options subject to grant or previously granted under the Plan at the time of any event described in this Section 5 shall be subject to only such adjustments as shall be necessary to maintain the proportionate interest of the Options and preserve, without exceeding, the value of such Options. No fractional Shares or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding upward to the nearest whole Share or unit.

         (e) The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

6.       DELIVERY AND PAYMENT FOR SHARES

         (a) No Shares shall be delivered upon the exercise of an Option until the option price for the Shares acquired has been paid in full. No shares shall be issued or transferred under the Plan unless and until all legal requirements applicable to the issuance or transfer of such Shares have been complied with to the satisfaction of the Board. Any Shares issued by the Company to an Optionee upon exercise of an Option may be made only in strict compliance with and in accordance with applicable state and federal securities laws.

         (b) Payment of the option price for the Shares purchased pursuant to the exercise of an Option shall be made: (i) in cash or by check payable to the order of the Company; (ii) through the tender (or attestation) to the Company of Shares, which Shares shall have been held by the Optionee for at least six months and shall be valued, for purposes of determining the extent to which the option price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii) hereof. Payment also may be made in accordance with a cashless exercise program under which, if so instructed by the Optionee, Shares may be issued directly to the Optionee's broker upon receipt of the option price in cash from the broker.

7.       NO CONTINUATION AS A DIRECTOR AND DISCLAIMER OF RIGHTS

         No provision in the Plan or in any Option granted or option agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain a director (or employee, if he should become such after the date of grant) of the Company or any Subsidiary. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Optionee or beneficiary under the terms of the Plan. An Optionee shall have none of the rights of a shareholder of the Company until and to the extent all or some of the Shares covered by an Option are fully paid and issued to such Optionee.

8.       ADMINISTRATION

         The Plan is intended to be a formula plan and accordingly is intended to be self-governing. To the extent, if any, that any questions of interpretation arise, these shall be resolved by the Board.

9.       NO OBLIGATION TO RESERVE OR RETAIN SHARES

         The Board adopted, as of the Effective Date, a resolution initially reserving authorized but unissued Shares for the Plan. The Company will be under no further obligation to reserve, or to retain in its treasury, any particular number of Shares in connection with its obligations hereunder.

10.      AMENDMENT OF PLAN

         The Board, without further action by the shareholders, may amend this Plan from time to time as it deems desirable.

11.      TERMINATION OF PLAN

         This Plan shall terminate ten (10) years from the Effective Date. The Board may, in its discretion, suspend or terminate the Plan at any time prior to such date, but such termination or suspension shall not adversely affect any right or obligation with respect to any outstanding Option.

12.      EFFECTIVE DATE

         The Plan shall become effective on the Effective Date and Options hereunder shall be granted on and after that date as provided in the Plan and subject to approval of the Plan by the Company's shareholders prior to, or within one year after, the Effective Date. Upon approval of the Plan by the shareholders of the Company as set forth above, all Options granted under the Plan on or after the Effective Date shall be fully effective as if the shareholders of the Company had approved the Plan on the Effective Date.